EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Reed’s, Inc., a Delaware corporation (the “Company”) for the period ending March 31, 2014 as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), David J. Williams, Interim Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge and belief:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

REED’S, INC.

Date: May 14, 2014	By:	/s/ David J. Williams
David J. Williams
Interim Chief Financial Officer
(Principal Financial Officer)